Capital Stock Transactions	12 Months Ended
Dec. 31, 2017
Capital Stock Transactions [Abstract]
Capital Stock Transactions

20.  Capital Stock Transactions

We repurchased the following capital stock:

	For the Years Ended December 31,
	2017	2016	2015
Total cost of repurchased shares (in thousands):	$94,640	$102,313	$59,323
Shares repurchased	500,000	780,134	460,765
Weighted average price per share	$189.28	$131.15	$128.75

   In March 2017, the Board of Directors authorized an additional $100.0 million for stock repurchase under the February 2011 repurchase program.  We currently have $55.5 million of authorization remaining under this share purchase plan.